SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2015
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Woodbury, NY – May 12, 2015. VariGuard now offers conservators electronically dimmable display panels that provide the best protection for their light-sensitive artifacts. Dr. Seth Van Voorhees will demonstrate VariGuard’s SmartGlass products at the American Institute for Conservation of Historic and Artistic Works (“AIC”) 43rd annual meeting being held from May 13-15 in Miami, FL.

Dr. Van Voorhees, President of Research Frontiers’ VariGuard division, commented: “Our display panels offer the highest level of protection against UV and visible light damage in the industry and they are being used in cases, frames and wall cases to protect various light sensitive artifacts in museums internationally. Testing of VariGuard SmartGlass cases at the Smithsonian’s National Postal Museum demonstrated more than a 90% reduction in artifact light exposure.

Reinforcing the benefits of VariGuard panels and how they limit light exposure, the Smithsonian National Postal Museum is presenting a paper at the AIC Annual Meeting entitled “(Year of Light) Lighten Up: Enhancing Visitor Experiences” which will discuss the positive impact that VariGuard panels have in protecting valuable artifacts and enhancing the visitor experience.

VariGuard display panels instantly switch between their light-blocking and transparent states to provide the best protection for light-sensitive artifacts. By limiting light-exposure only to those times when artifacts are being viewed, VariGuard SmartGlass panels enable:

■	Higher room illumination levels

■	Longer exhibition periods at lower levels of light exposure

■	Lower rotation related costs

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1       Research Frontiers Press Release dated May 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: May 12, 2015